Exhibit 32.2

  CERTIFICATION PURSUANT TO
  18 U.S.C. § 1350
  AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Point.360 (the “Company”) on Form 10-K for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Alan R. Steel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan R. Steel
Alan R. Steel
Chief Financial Officer
April 10, 2009